UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2022

BETTER FOR YOU WELLNESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1349 East Broad Street
 Columbus, Ohio, United States 43205
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (614) 368-9898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

"We", "Us", "The Issuer" and or "the Company" refer to Better For You Wellness, Inc., a Nevada Company.

Item 1.01 Entry into a Material Definitive Agreement

On July 11, 2022, the Company entered into a Common Share Option Cancellation and Forfeiture Agreement with former Director Dr. Nicola Finley (the "Option Cancellation and Forfeiture Agreement"). Under the Option Cancellation and Forfeiture Agreement, Dr. Nicola Finley forfeited, and the Company canceled Dr. Nicola Finley's option to purchase 4,000,000 common shares of the Company that was granted to the optionee pursuant to the Director Agreement dated as of August 29, 2021. Upon such forfeiture and cancellation, Dr. Nicola Finley has no further rights to exercise the option to purchase 4,000,000 common shares of the Company. The cancellation and forfeiture set forth in the Option Cancellation and Forfeiture Agreement shall not affect the restricted common shares granted by the Company to Dr. Nicola Finley pursuant to the Director Agreement dated as of August 29, 2021. As a payment in lieu of whatever benefits, if any, to which Dr. Nicola Finley may have been entitled to under the option to purchase 4,000,000 common shares of the Company, the Company shall pay Dr. Nicola Finley $1.00.

The foregoing description of the Option Cancellation and Forfeiture Agreement is qualified by reference to the full text of the Option Cancellation and Forfeiture Agreement, the form of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Director Agreement dated as of August 29, 2021 is qualified by reference to the full text of the Director Agreement, the form of which is filed as Exhibit 10.5 to the Current Report on Form 8-K filed on September 2, 2021 and is incorporated herein by reference.

Item 8.01 Other Events

On July 11, 2022, the Company received written notice from Mast Hill Fund, L.P., a Delaware limited partnership ("Mast Hill") of the extension of the timeframes in Section 2(a) of the Registration Rights Agreement dated as of April 12, 2022 to 180 calendar days to file the Company's initial Registration Statement and 270 calendar days to have the Company's initial Registration Statement declared effective.

The foregoing description of the Registration Rights Agreement dated as of April 12, 2022 is qualified by reference to the full text of the Registration Rights Agreement, the form of which is filed as Exhibit 10.3 to the Current Report on Form 8-K filed on April 18, 2022 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT

10.1	Option Cancellation and Forfeiture Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Dated: July 13, 2022	/s/ Ian James
Ian James Chief Executive Officer